UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 24, 2023
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36160	45-2433192
Delaware	333-256637-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices, and Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Brixmor Property Group Inc. Yes ☐ No ☑              Brixmor Operating Partnership LP Yes ☐ No ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐                     Brixmor Operating Partnership LP ☐

Item 8.01    Other Events.

On April 24, 2023, Brixmor Property Group Inc. (the “Company”) issued a press release announcing the early tender results for the previously announced cash tender offer (the “Tender Offer”) by its operating partnership, Brixmor Operating Partnership LP (the “Operating Partnership”), to purchase up to $150,000,000 aggregate principal amount of the Operating Partnership’s 3.650% Senior Notes due 2024 (the “Notes”) and that the Operating Partnership has amended the Tender Offer by increasing the maximum aggregate principal amount of Notes that may be purchased in the Tender Offer to $199,648,000. The terms and conditions of the Tender Offer are set forth in the offer to purchase, dated April 10, 2023 (the “Offer to Purchase”).

As of 5:00 p.m., New York City time, on April 21, 2023 (the “Early Tender Deadline”), $199,648,000 aggregate principal amount of the Notes had been validly tendered and not validly withdrawn in the Tender Offer. Since the Tender Offer was fully subscribed as of the Early Tender Deadline, the Operating Partnership will not accept for purchase any Notes validly tendered after the Early Tender Deadline. The Tender Offer will expire at 5:00 p.m., New York City time, on May 8, 2023, unless extended or earlier terminated.

On April 24, 2023, the Company also issued a press release announcing the pricing of the Tender Offer and the Operating Partnership’s acceptance of all Notes validly tendered and not validly withdrawn at or prior to the Early Tender Deadline.

Copies of the press releases announcing early tender results and pricing are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated in this Item 8.01 by reference.

The information contained in this Current Report on Form 8-K, and any announcements related to the Tender Offer, shall not constitute an offer to sell, or a solicitation of an offer to purchase, any securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are attached to this Current Report on Form 8-K

99.1	Early tender results press release issued April 24, 2023.

99.2	Pricing press release issued April 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 24, 2023	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary LLC, its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary